

ChromaDex®

August 2014

Investor Presentation

Disclaimers

Safe Harbor

This presentation and other written or oral statements made from time to time by representatives of ChromaDex contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, such as our fiscal year 2014 revenue forecast, and which may be identified by the use of words like "expects," "assumes," "projects," "anticipates," "estimates," "we believe," "could be," "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our expected sales, cash flows and financial performance, business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook. Forward-looking statements are based on management's current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward-looking statements. These risks and uncertainties include those risk factors discussed in Part I, "Item 1A. Risk Factors" of our Annual Report on Form 10-K for the fiscal year ended December 28, 2013 (the "2013 Annual Report"). Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the 2013 Annual Report. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Important factors that could cause actual results to differ materially from those in the forward looking statements include: a continued decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation, the ability to complete customer transactions and capital raising transactions.

Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

FDA Disclaimer

Statements made in this presentation have not been evaluated by the Food and Drug Administration. ChromaDex products are not intended to treat, cure, prevent or mitigate any disease. The statements in this presentation are for investor relations and educational purposes only and not intended for consumers or vendors.



ChromaDex Overview

- ChromaDex is an innovative ingredient technology company currently commercializing four patented and proprietary ingredient technologies which in aggregate address multi-billion-dollar markets.

NIAGEN™ PURENERGY® pTeroPure® ProC3G® Cyanidin-3-glucoside

- ChromaDex's unique business model gives it first-mover advantages in acquiring and commercializing valuable ingredient technologies.

- ChromaDex is also a leader in providing seamless, science-based solutions to the dietary supplement, food & beverage, cosmetic and pharmaceutical industries.

ChromaDex

ChromaDex's Unique Business Model

Established Customers

- FDA
- Nestlé
- National Institutes of Health
- Cargill
- NBTY
- PEPSICO
- KRAFT
- ESTĒE LAUDER
- Pfizer
- HERBALIFE

Natural Products Chemistry Business

- Established and growing brand
- Thousands of customers worldwide


Reference Standards
Analytical Services
Research Materials

Provides Market Intelligence

- University research
- Customer order flow
- Market trends

To Acquire Novel Ingredients

- Proprietary products
- Patent protected
- Scientifically backed
- High commercial value

ChromaDex



ChromaDex's Unique Strategy Gives it First-mover Advantages in Acquiring Patented Ingredient Technologies

Access to Research Activity…

Over 250 University & Research Institute customers

Dartmouth
Washington University in St. Louis
Cornell University
Ole Miss
Stanford University
USDA

ChromaDex

Insight to Consumer Markets…

Over 1500 Industry Customers

NBTY
KRAFT
PEPSICO
Nestlé
ESTĒE LAUDER
HERBALIFE
Cargill

ChromaDex's unique market position allows it to inexpensively acquire ***early-stage*** *Ingredient Technologies with* ***large market potential***

ChromaDex

ChromaDex Discovers, Acquires, & Develops Early-stage Proprietary Ingredient Technologies and Commercializes them in Multi-billion-dollar Markets


Discover
Acquire
Develop
Commercialize

Discover novel, early-stage **Ingredient Technologies**, leveraging intelligence gained from activities of the natural products chemistry business

Exclusively license these ingredient technologies and associated IP.

Develop ingredient technologies utilizing **existing infrastructure & expertise** in:

- Supply chain development
- Clinical development
- Safety & Regulatory
- Branding & Marketing

Commercialize in **multi-billion-dollar markets**.

NIAGEN™ PURENERGY® pTeroPure® ProC3G® Cyanidin-3-glucoside

ChromaDex



Ingredient Market Opportunity


Discover
Acquire
Develop

Novel Ingredients: NIAGEN, PURENERGY, pTeroPure, ProC3G Cyanidin-3-glucoside

Markets	Market Size	Addressable Market Size
Dietary Supplements	$34B	$1.0B
Infant Formulas	$8B	$200M-$300M
Sports Nutrition	$5B	$500M
Functional Food & Beverage	$40B	$500M
Pharmaceutical	$950B	$1.0B
Skincare/Cosmetic	$25B	$250M
Medical Food	$9B	$500M

Sales Channels: MLM, Retail, DTC, Physician, Internet

ChromaDex markets novel ingredient technologies - not finished products. The initial sales cycle for its ingredients to be included in consumer products can be lengthy, but results in long-term reoccurring revenue.

ChromaDex

In January 2014, ChromaDex Announced a $62 Million Ingredient Agreement with 5LINX®

5LINX® *The premier business opportunity offering essential products & services people use everyday*


Hi5EDGE


Hi5BOOST


Hi5LEAN

- Four-year ingredient supply and brand licensing agreement valued at approximately $62 million.
- Under the terms of the agreement, 5LINX ® must purchase from ChromaDex $2.1 million of NIAGEN™ in 2014, and an aggregate of $46 million of NIAGEN™ from 2015 through 2017 in order to maintain exclusivity in their market channel.
- 5LINX® must also purchase from ChromaDex $520,000 of *PURENERGY®* in 2014 and an aggregate of $14 million of PURENERGY® from 2015 through 2017 in order to maintain exclusivity in their market channel.
- 5LINX® launched three (3) products in May 2014.
- 5LINX® expected to launch a new energy shot product in Sept. 2014.

"The health and wellness stories behind NIAGEN™ and PURENERGY® make each ingredient ideal candidates for us to launch a suite of wellness products that will accelerate the growth in our new wellness segment."

- Craig Jerabeck, CEO of 5LINX®.

ChromaDex



ChromaDex's NIAGEN™ is the 1st and Only Commercially Available Nicotinamide Riboside

NIAGEN™

Overview

- ChromaDex launched NIAGEN™ in May 2013.
- Nicotinamide Riboside (NR) is a compound found naturally in milk and shown to **boost nicotinamide adenine dinucleotide (NAD+) levels**. NAD+ is a critical compound that enables cells to convert fuel to energy and improve **mitochondrial** function.
- NR has potential to be a **next-generation, no flush Niacin** (Vitamin B3) and become part of the portfolio of B-vitamin ingredients included in products serving multi-billion dollar markets such as multi-vitamins, nutraceuticals, weight-loss, energy drinks, sports nutrition, infant formula, food & beverage products and anti-aging.
- NR is considered by researchers to be the best known precursor to NAD+ production.
- ChromaDex launched its first human clinical study on July 16, 2014.

"I've been studying aging at the molecular level now for nearly 20 years and I didn't think I'd see a day when aging could be reversed."

- Dr. David Sinclair, Professor at Harvard Medical School

CDXC Patents from:

Dartmouth

Cornell University

Washington University in St. Louis

1 http://www.sciencedaily.com/releases/2012/06/120614182556.htm

NIAGEN™ is a Platform Ingredient Applicable in Numerous Multi-Billion Dollar Markets

NIAGEN™

Commercialization Opportunities in Multi-Billion-Dollar Markets


THORNE

Dietary Supplements
Market Size - $34B


Similac
EXPERT CARE
NeoSure

Infant Formulas
Market Size - $8B


NO-XPLODE

Sports Nutrition
Market Size - $5B


UltraMeal 360

Medical Foods
Market Size - $9B


LIPITOR
LIPITOR
LIPITOR

Pharmaceutical
Market Size - $950B


OLAY

Skincare/Cosmetics
Market Size - $25B



Functional Food and Beverage
Market Size - $40B

ChromaDex



NIAGEN™

ChromaDex has Collaborative Agreements with Numerous Prestigious Universities for Research on NIAGEN™

HARVARD MEDICAL SCHOOL

ULB UNIVERSITÉ LIBRE DE BRUXELLES

Washington University in St.Louis

EPFL ÉCOLE POLYTECHNIQUE FÉDÉRALE DE LAUSANNE

MIT Massachusetts Institute of Technology

MAYO CLINIC

Cornell University

THE SCRIPPS RESEARCH INSTITUTE

THE UNIVERSITY OF IOWA

Published research from prestigious universities regarding the numerous benefits of NIAGEN™ should drive substantial awareness and demand for the ingredient.

ChromaDex

NIAGEN™ Consumer Products


Doctor's BEST
ORTHO Science-Based Nutrition
Best Energy
Featuring NIAGEN
75 mg/60 Veggie Caps


Total Wellness
Hi5EDGE
HEALTH INSPIRED
60
Berry
Dietary Supplement


THORNE
NIACEL™


Live Cell Research
NIAGEN
(nicotinamide riboside)


HPN
N(R)
NIAGEN

NIAGEN™

ChromaDex



Caffeinated Energy Products Have Been Coming Under Increased Regulatory and Political Scrutiny Regarding the Possible Risks of Consuming High Amounts of Caffeine

- March 2012 – a Chicago City Alderman proposed banning energy drinks with at least 180 milligrams of caffeine.
- October 2012 – U.S. Senator Richard Blumenthal (D-CT) and U.S. Senator Dick Durbin (D-IL) challenged the Food and Drug Administration (FDA) to quickly identify and recommend remedies for weaknesses and loopholes in current law that are exploited by energy drink manufacturers in order to avoid oversight and offer products containing additives and high levels of caffeine that have not been proven safe.
- December 2012 – Canada's regulatory agency, Health Canada, capped the amount of caffeine in energy drinks.
- March 2013 – a group of 18 doctors, researchers and public health experts jointly urged the FDA to take action on energy drinks to protect adolescents and children from the possible risks of consuming high amounts of caffeine.
- March 2013 – the American Heart Association Meeting Report cited energy drinks may increase blood pressure and disturb the heart's rhythm.
- May 2013 – San Francisco city attorney sued large energy beverage manufacturer
- July 31st, 2013 – Senate hearing on "energy" drink products and companies marketing practices
- June 25th, 2014 – CSPI asks the FDA to require warning labels on energy drinks
- March 10th, 2014 – City of San Francisco lawsuit against Monster Energy

PURENERGY®

ChromaDex management believes the market opportunity for *PURENERGY* ® in the energy beverage market alone is in excess of $100 million annually.



PURENERGY® is Poised to Revolutionize the Energy Beverage Market

pTeroPure® + Caffeine = PURENERGY®

- By cocrystallizing caffeine with ChromaDex's pTeroPure® pterostilbene, caffeine's energy boost is sustained for at least 6 hours[1]
- *PURENERGY®* also results in a more *gradual finish, avoiding the "crash" associated with traditional caffeine and high-sugar products*
- Should allow formulators of caffeinated energy products the opportunity to reduce the total amount of caffeine by as much as 50% **without affecting the consumers' product experience**
- pTeroPure® provides additional health benefits conveniently and readily to the energy market, including its calming effect

Where can *PURENERGY®* deliver results?

- Energy boost
- Pre-workout & Endurance training
- Weight Loss
- Focus and concentration

ChromaDex

1 DATA on file



PURENERGY ® Clinical Results - 2013

The cross-over, clinical study compared the cocrystallized caffeine in *PURENERGY* ® with ordinary caffeine. The findings of the study showed:

- *PURENERGY* ® delivers almost 30% more caffeine into the blood than ordinary caffeine.
- The rate of caffeine absorption is significantly slower with *PURENERGY* ®, by about 30% as compared to ordinary caffeine.
- The half-life of caffeine from *PURENERGY* ® is extended significantly by about 25% over that of ordinary caffeine.
- At 4 hours, there was 45% more caffeine from *PURENERGY* ® compared to ordinary caffeine alone.
- At 6 hours, there was 51% more caffeine from *PURENERGY* ® compared to ordinary caffeine alone.
- At 6 hours, subjects taking *PURENERGY* ® showed significantly less fatigue and greater concentration compared to baseline. Ordinary caffeine did not.
- At 6 hours, subjects taking *PURENERGY* ® showed improved energy, alertness and focus compared to baseline. Ordinary caffeine did not.
- *PURENERGY* ® showed no adverse event.

In May, 2014, ChromaDex initiated its 2nd Clinical Trial to Study the Bioavailability and Pharmacokinetics of PURENERGY®.

PURENERGY® Consumer Products


Appetite Suppressant with Energy*
Hi5 BOOST
HEALTH INSPIRED
Helps control hunger*
Boosts energy*
Improves focus*
Delivers antioxidants*
30
Mint
Dietary Supplement


P(3)
PURENERGY


MP
UFC
ASSAULT
ENERGY / STRENGTH / ENDURANCE


AMINO
FUSION


20% MORE!
BSN
N.O.-XPLODE
PRE WORKOUT IGNITER

PURENERGY®

ChromaDex

Blueberries Contain the Powerful Antioxidant Pterostilbene. ChromaDex has Commercialized its IP-backed and Clinically-studied Brand, pTeroPure®

pTeroPure®

pTeroPure® is ChromaDex's branded **pterostilbene**

- Pterostilbene is a phytoalexin (plant defense system) found naturally in **blueberries**, but only in limited quantities
- Closely related to resveratrol (an antioxidant found in grapes) but with key additional benefits:
  - More easily enters the blood stream (bioavailability)
  - Better absorption from the blood stream (cellular uptake)
  - Effective at activating proteins which help lower cholesterol levels and contribute to anti-aging (bioactivity)
- A clinically-tested compound with safety and efficacy data

- Awarded *Frost & Sullivan's* 2010 "Most Promising Health Ingredient of the Year"
- Self-affirmed GRAS[1] and launched in the Food & Beverage market; pursuing letter-of-no-objection with FDA
- Supported by clinical studies and IP

[1] GRAS = Generally Recognized As Safe; requirement for inclusion in food & beverage products

ChromaDex

pTeroPure® was Evaluated in a Phase 2/3 Clinical Study Which Showed Statistically Significant Results for its Ability to Lower Blood Pressure

pTeroPure®

Clinical trial completed at the University of Mississippi

- Double-blind, randomized, placebo-controlled, IRB-reviewed
- 80 patients, 4 arms. Eight-week duration of treatment
- Participants in the high-dose pterostilbene group achieved significant reductions in blood pressure compared to placebo (7.8mm Hg systolic, 7.3mm Hg diastolic)
- No serious adverse events

"The results of this study highlight that pterostilbene is a promising ingredient in the area of cardiometabolics."

- Daniel M. Riche, PharmD, Cardiometabolic Clinic Coordinator at the University of Mississippi School of Pharmacy

ChromaDex

pTeroPure® Success

pTeroPure®

- Launched pTeroPure® brand in Sept. 2010
- First ChromaDex branded ingredient
- 40+ products containing pTeroPure® on the market today


wholehealth
PURE RESVERATROL PTEROSTILBENE COMPLEX
THORNE
PolyResveratrol-SR
BluScience
HeartBIO
now
Pterostilbene Resveratrol
XYMOGEN
Nrf2 Activator
MDMatrix CREAM
Jarrow FORMULAS
Pterostilbene
VASOTROPIN
THE ULTIMATE PUMP SOLUTION
Pterostilbene Supreme
DOUGLAS LABORATORIES
SIZEON
pTeroBlue
PTEROSTILBENE
PLATINUM
Platinum Longevity

ChromaDex



ProC3G ® - Anthocyanin

ProC3G.
Cyanidin-3-glucoside

anthopure™ Technology

Overview

- Anthocyanins are compounds responsible for the **deep purple color** in berries, flowers, black rice and other botanicals
- Specific anthocyanins have been studied more extensively and have shown promising health benefits – e.g. **cyanidin-3-glucoside ("C3G")**

Potential Health benefits

- Weight Loss, Obesity
- Insulin resistance / diabetes
- Anti-aging

Status

- ProC3G ® - ChromaDex-branded 40% C3G (black rice extract), currently selling in the dietary supplement market
- Licensed SUNY Buffalo patent for manufacturing process of pure C3G via fermentation – development is underway for a new branded ingredient, AnthoPure™
- Awarded Phase II SBIR grant by NSF for commercialization of SUNY-Buffalo process

CDXC Patents from:

SUNY The State University of New York


Swanson
ULTRA
VEG CAPS
ProC3G

ChromaDex



ChromaDex® Ingredient Patent Portfolio

● Issued patent
○ Patent pending

Ingredient	Technology	Patent Status
1 Nicotinamide Riboside (NIAGEN)	Methods of manufacture	●
	NAD biosynthesis	●
	Methods of production	●
	Methods of production (2)	○
	Axonal degeneration protection	●
2 Pterostilbene-caffeine cocrystal (PURENERGY)	Methods of manufacture	●
	Composition of matter	●
3 Pterostilbene (pTeroPure)	Cholesterol reduction (2)	●
	Oxidative Stress mitigation	○
	Anti-anxiety treatment	○
	Non-melanoma skin cancer	○
	Methods of manufacture	○
	Crystal polymorph compositions	○
	Metabolic, cardiovascular disease (statin combination)	○
	Oxidative stress & inflammation (curcumin combination)	○
4 Anthocyanins (ProC3G Cyanidin-3-glucoside; anthopure)	Methods of manufacture	●

ChromaDex

ChromaDex Ingredient Development Pipeline

Product	Potential Benefits	Year Launched in Model
Pipeline Product 1	Immunity	2014
Pipeline Product 2	Bone Health, Increased Bone Density	2014
Pipeline Product 3	Heart Health/Cholesterol	2014
Pipeline Product 4	Improves Sleep	2014
Pipeline Product 5	NAD Metabolite	2016
Pipeline Product 6	NAD Metabolite	2016
Pipeline Product 7	NAD Metabolite	2016
Pipeline Product 8	Liver Protection (combination w/ acetaminophen to protect liver damage)	2016
Pipeline Product 9	Glutathione Precursor/Muscle Mobility	2016

ChromaDex

Ingredient Sales Continued to Accelerate in Q2 2014 – Up 155% Year-Over-Year and Up 52% Sequentially

- Net ingredient sales (NIS) for Q2 2014 were $1.7 million, up 155% as compared to Q2 2013 NIS of $670K and up 52% sequentially compared to Q1 2014 NIS of $1.1 million
- Total company net sales in Q2 2014 were $3.86 million up 42% as compared to Q2 2014

In Millions	Three months ending June 28, 2014	Three months Ending June 29, 2013	Six Months Ending June 28, 2014	Six Months Ending June 29, 2013	12 Months Ending December 28, 2013
Net Sales	$3.86	$2.71	$6.93	$5.04	$10.16
Gross Margin	$1.40	$0.96	$2.38	$1.63	$3.13
Gross Margin %	36.3%	35.4%	34.3%	32.3%	30.8%
Net Income	($1.65)	($1.02)	($3.50)	($2.44)	($4.42)
Net Income Excluding share-based compensation*	($0.62)	($0.64)	($1.46)	($1.72)	($3.13)

* Net Income Excluding share-based compensation is a non-GAAP measure to exclude the non-cash charges. See appendix for reconciliations.

The Natural Products Chemistry Business is a Revenue-generating Platform with 15 Years of Expertise in the Natural Products Industry

Natural product fine chemicals



- Largest phytochemical catalog in the world
- Over 5,000 products
- Used for QA & R&D
- $3.4M revenue in 2013

Analytical & chemistry-based services



- Analytical testing of products for identity, potency, contaminants & label claims
- Revenue $3.2M in 2013

Spherix consulting services



- A global leader in scientific & regulatory consulting services
- Acquired Dec. 2012
- Revenue $1.1M in 2013

12% CAGR since 2006

Well-Established Customer Base

FDA, USDA, Ole Miss, National Institutes of Health, Nestlé, Estée Lauder, Dartmouth, Pfizer, PepsiCo, Cornell University, Cargill, Herbalife, NBTY, Kraft

ChromaDex

The Natural Products Chemistry Business is Positioned for Growth

- Increased **consumer demand** – natural products industry expected to reach $243B by 2015[1]

- Increased **R&D by global blue-chip players** – e.g. Pepsi Global Nutrition Group, Nestle Health Sciences

- Increased **regulatory scrutiny** – FDA implementation of GMPs[2] and increased auditing activity

[1] Global Industry Analysts
[2] GMPs = Good Manufacturing Practices as defined by Code of Federal Regulations

ChromaDex

ChromaDex is Following the Model of Other Ingredient Technology Companies

MARTEK life enriched.	Patented vegetarian omega-3 ingredient	Acquired by DSM for $1.08B in 2010
OCEAN NUTRITION CANADA wellness through innovation	Fish Oil omega-3	Acquired by DSM for $550M in July 2012
NEPTUNE TECHNOLOGIES & BIORESSOURCES	Krill Oil omega-3	Market cap $150-$250M
fortitech STRATEGIC NUTRITION	Ingredient	Acquired by DSM for $634M in 2012
Enzymotec Delivering Lipids	Omega-3	IPO in 2013

ChromaDex Received Strategic Investment from DSM Venturing in October 2013

DSM
BRIGHT SCIENCE. BRIGHTER LIVING.

- $2.5 million common stock investment at $0.85/share
- Demonstrated DSM's confidence in the future of ChromaDex as well as its unique business model of acquiring and commercializing novel ingredient technologies
- Supports ChromaDex in the expansion of its business
- Mutually beneficial relationship

"We are pleased to invest in ChromaDex and thereby support Frank Jaksch and the entire ChromaDex team in the expansion of their business. We look forward to a mutually beneficial relationship."

- Pieter Wolters, Managing Director DSM Venturing

ChromaDex

ChromaDex SAB


Kornberg


Brenner


Beudeker


German

ChromaDex established its first formal Scientific Advisory Board (SAB) in July 2014

- Nobel Laureate Professor Roger Kornberg joined as Chair
- The other SAB members are:
  - Dr. Charles Brenner, Professor of Biochemistry, University of Iowa (formerly Dartmouth), one of the NR inventors
  - Dr. Rob Beudeker, Vice President of Innovation, DSM, a strategic investor
  - Dr. Bruce German, Professor of Food Science & Technology, University of California Davis
  - Additional SAB appointments expected in the near future.



ChromaDex Highlights

Focused Expertise



- ChromaDex's natural products chemistry business continues to grow at a steady rate as it has over the past 15 years.
- Its expertise in the **natural products industry** gives the company a unique platform of **market intelligence.**
- This market intelligence provides access to **early-stage Ingredient Technologies** that ChromaDex acquires and subsequently commercializes across multi-billion-dollar markets.

Ingredient Technology Portfolio

NIAGEN

PURENERGY

pTeroPure

ProC3G

Cyanidin-3-glucoside

- **NIAGEN™** shows significant promise as a next-generation Niacin and enhancer of NAD+ activity and mitochondrial function
- ***PURENERGY®*** is a caffeine alternative that may allow formulators to reduce caffeine, but not change the customer experience
- **pTeroPure®** pterostilbene is clinically-studied and sold in the dietary supplement, food & beverage, and animal health markets
- **ProC3G®** has potential for therapeutic effects and as natural food colorants

ChromaDex



Additional Company Information

APPENDIX

ChromaDex

ChromaDex at a Glance

- Founded 1999 by CEO, Frank Jaksch
- Headquarters: Irvine, CA
- Analytical Laboratory: Boulder, CO
  - Acquired in April 2003 from NaPro BioTherapeutics
- Regulatory Consulting: Rockville, MD
  - Acquired Spherix Consulting in December 2012
- Employees: Approximately 80
- Publicly-listed in 2008
- Symbol: CDXC

- Total Shares Outstanding[1] – 106.4M (121.2M including options)
- 12-month trading range: $0.70 – $2.15
- 37% growth in year-over-year revenue:
  - 1st 6 mos. 2014 - $6.9 M
  - 1st 6 mos. 2013 - $5.0 M



Irvine, CA



Boulder, CO



Rockville, MD

[1] As of 8/10/2014

ChromaDex Management Team

Frank Jaksch

Co-Founder, CEO, Director


DATELINE

- Founded ChromaDex in 1999
- Int'l Subsidiaries Manager at Phenomenex
- Expertise in analytical chemistry, productdevelopment
- Recognized industry expert, most recently appearing on Dateline NBC's *Hansen Files* regarding quality testing in the natural products industry
- Board of Directors, Natural Products Association
- B.S. Biology & Chemistry, Valparaiso
- Member, NSF Joint Committee for Dietary Supplements, American Chemistry Society, American Herbal Products Association

- **Tom Varvaro** – Chief Financial Officer
- **Troy Rhonemus** – Chief Operations Officer
- **Mark Morris** – VP of Sales & Marketing
- **Greg Sowards** – VP of Business Development
- **Dr. Sylesh Venkataraman** – Senior Director, Laboratory

Shareholder Summary

Shareholder	Number of Shares	Percent Ownership[1]
Dr. Phillip Frost	15,252,937	14.32%
Opko Health, Inc. *(NYSE:OPK)*	1,833,333	1.72%
DSM Venturing B.V.	2,941,176	2.76%
Frank L. Jaksch Jr. *(Founder, CEO, Director)*	8,243,320	7.74%
Other Directors and Officers	18,571,494	17.44%
Total Insider Ownership	26,814,814	25.18%
SUBTOTAL	46,842,260	43.99%

[1] Based on 106.4M shares outstanding as of 8/10/2014

ChromaDex Model in Action – NIAGEN™ Case Study


Discover
Acquire
Develop
NIAGEN
Commercialize

2006: ChromaDex becomes aware of NR research material

2008: Cornell begins collaboration with ChromaDex on NR

2011: July, Licensed Cornell patents

2012: July, Licensed Dartmouth patents

2012: December, Develop NIAGEN process technology

2013: March, Licensed Washington University patents

2013: May, Launched the NIAGEN brand

2013: July- Exclusive agreement with Thorne Research in healthcare practitioner channel for 3 years and $3.5 million

2013: July- Completed full scale production run of NIAGEN

July- FASEB meeting on NAD+ in Chicago

2013: October – Strategic investment from DSM Venturing

2014: January- Exclusive agreement with 5LINX in the network marketing channel for 4 years and $48 million

2014: February- Research partnership in skin care and topical applications with multi-billion dollar brand

ChromaDex



ChromaDex® Ingredient Technology Portfolio

Branded Ingredient	Compound	Supply	Safety	Clinical Development	Monetization: Dietary Supplements	Food & Beverage	Animal Health	Skin Care	
pTeroPure	1 Pterostilbene	✓	✓	◕	✓	◔	✓	✓	○
PURENERGY	2 Pterostilbene-caffeine cocrystal	✓	◕	◕	✓	◔	○	○	○
NIAGEN™	3 Nicotinamide Riboside	✓	◑	◑	✓	◑	◔	✓	◔
ProC3G® Cyanidin-3-glucoside	4 Anthocyanins	✓	✓	◑	✓	◑	✓	○	○

Pipeline of Next-generation products for multiple applications are in development

ChromaDex

Non-GAAP Presentation Reconciliation

Consolidated Statements of Operations (US GAAP)
3 Months Ended June 28, 2014 and June 29, 2013

In Millions	June 28, 2014	June 29, 2013
Sales, net	$ 3.86	$ 2.71
Cost of sales	2.46	1.75
Gross profit	1.40	0.96
Operating expenses	3.04	1.97
Nonoperating expense	0.01	0.01
Net loss	$ (1.65)	$ (1.02)

Effects of Non-cash Charges associated with Share-based Compensation Expense
3 Months Ended June 28, 2014 and June 29, 2013

In Millions	June 28, 2014	June 29, 2013
Sales, net	$ -	$ -
Cost of sales	-	-
Gross profit	-	-
Operating expenses	(1.04)	(0.38)
Nonoperating expense	-	-
Net Income	$ 1.04	$ 0.38

Consolidated Statements of Operations Excluding Share-based Compensation (Non-GAAP)
3 Months Ended June 28, 2014 and June 29, 2013

In Millions	June 28, 2014	June 29, 2013
Sales	$ 3.86	$ 2.71
Cost of sales	2.46	1.75
Gross profit	1.40	0.96
Operating expenses	2.00	1.60
Nonoperating expense	0.01	0.01
Net loss	$ (0.62)	$ (0.64)

Non-GAAP Presentation Reconciliation

Consolidated Statements of Operations (US GAAP)
6 Months Ended June 28, 2014 and June 29, 2013

In Millions	June 28, 2014	June 29, 2013
Sales, net	$ 6.93	$ 5.04
Cost of sales	4.55	3.41
Gross profit	2.38	1.63
Operating expenses	5.86	4.06
Nonoperating expense	0.02	0.02
Net loss	$ (3.50)	$ (2.44)

Effects of Non-cash Charges associated with Share-based Compensation Expense
6 Months Ended June 28, 2014 and June 29, 2013

In Millions	June 28, 2014	June 29, 2013
Sales, net	$ -	$ -
Cost of sales	-	-
Gross profit	-	-
Operating expenses	(2.04)	(0.73)
Nonoperating expense	-	-
Net income	$ 2.04	$ 0.73

Consolidated Statements of Operations Excluding Share-based Compensation (Non-GAAP)
6 Months Ended June 28, 2014 and June 29, 2013

In Millions	June 28, 2014	June 29, 2013
Sales, net	$ 6.93	$ 5.04
Cost of sales	4.55	3.41
Gross profit	2.38	1.63
Operating expenses	3.83	3.33
Nonoperating expense	0.02	0.02
Net loss	$ (1.46)	$ (1.72)

Non-GAAP Presentation Reconciliation

Consolidated Statements of Operations
(US GAAP)
12 Months Ended Dec. 28, 2013 and Dec. 29, 2012

In Millions	Dec. 28, 2013	Dec. 29, 2012
Sales, net	$ 10.16	$ 11.61
Cost of sales	7.03	9.34
Gross profit	3.13	2.29
Operating expenses	7.52	13.91
Nonoperating expense	(0.03)	(0.03)
Net loss	$ (4.42)	$ (11.68)

Effects of Non-cash Charges associated with
Share-based Compensation Expense
12 Months Ended Dec. 28, 2013 and Dec. 29, 2012

In Millions	Dec. 28, 2013	Dec. 29, 2012
Sales, net	$ -	$ -
Cost of sales	-	-
Gross profit	-	-
Operating expenses	(1.29)	(2.70)
Nonoperating expense	-	-
Net Income	$ 1.29	$ 2.70

Consolidated Statements of Operations
Excluding Share-based Compensation (Non-GAAP)
12 Months Ended Dec. 28, 2013 and Dec. 29, 2012

In Millions	Dec. 28, 2013	Dec. 29, 2012
Sales, net	$ 10.16	$ 11.61
Cost of sales	7.03	9.34
Gross profit	3.13	2.29
Operating expenses	6.23	11.21
Nonoperating expense	(0.03)	(0.03)
Net loss	$ (3.13)	$ (8.96)

ChromaDex

Contact Information

ChromaDex, Inc.

10005 Muirlands Blvd., Suite G
Irvine, CA 92618
Phone: +1-949-419-0288
Fax: +1-949-419-0294
www.chromadex.com

Investor Relations

Laura Kelly
ChromaDex
Phone: +1-949-419-0288
laurak@chromadex.com

